Income Tax - Schedule of Deferred Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets
Net operating loss carryforward	$ 24,515	$ 18,684
Research and development expenses	1,945	2,034
Offering costs	84
Operating lease liabilities	655	709
Share-based compensation	2,192	2,028
Total gross deferred tax assets	29,391	23,455
Less – valuation allowance	(28,833)	(22,767)
Deferred tax liabilities:
Operating lease assets	558	688
Net deferred tax assets